Exhibit 32.2

Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

           In connection with the report of NationsRent Companies, Inc. ("NationsRent") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Hoyer, the Chief Financial Officer of NationsRent, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i)     The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

          (ii)     The information contained in such the Report fairly presents, in all material respects, the financial condition and results of operations of NationsRent.

Date: March 30, 2006

/s/ Thomas J. Hoyer Thomas J. Hoyer Chief Financial Officer